EXHIBIT 99.2
                                                                    ------------

                                SPIRE CORPORATION
               UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

     The following unaudited pro forma combined statements of operations of Spire Corporation (the "Company" or "Spire") for the three-months ended March 31, 2003 and for the year ended December 31, 2002, gives effect to the acquisition of Bandwidth Semiconductor, LLC ("Bandwidth") as if the transaction had occurred on January 1, 2002.


     The accompanying unaudited pro forma combined financial information reflects Spire's acquisition of Bandwidth pursuant to a Purchase Agreement, effective May 23, 2003. In accordance with Statement of Financial Accounting Standards No. 141, Business Combinations, and Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets, Spire used the purchase method of accounting for a business combination to account for the acquisition as well as the related accounting and reporting regulations for goodwill and other intangibles. Under these methods of accounting, the assets and liabilities of Bandwidth were recorded at their respective fair values. The financial position, results of operations and cash flows of Bandwidth are included in Spire's financial statements prospectively as of the completion of the acquisition.

     The following unaudited pro forma combined financial statements of the Company have been prepared by management in accordance with generally accepted accounting principles in the United States and do not reflect any operating efficiencies and cost savings that Spire believes are achievable.


     The unaudited pro forma combined financial information is presented for illustrative purpose only and is not necessarily indicative of the operating results that would have occurred if the acquisition had been consummated at the beginning of the periods presented, nor is it necessarily indicative of future operating results. The pro forma adjustments are based upon available information and upon certain assumptions described in the notes to the unaudited pro forma combined financial statements that Spire management believes are reasonable in the circumstances. The accompanying condensed combined pro forma financial information should be read in conjunction with the historical consolidated financial statements and accompanying notes thereto of Spire included in its Annual Report on Form 10-KSB for the year ended December 31, 2003 and Bandwidth financial statements included elsewhere herein.
























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

                                SPIRE CORPORATION
                   PRO FORMA COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                                Spire           Bandwidth         Pro Forma
                                             Corporation       Semiconductor     Adjustments         Note        Pro Forma
                                             ------------      ------------      ------------       ------      ------------
                                                                                                                 (Unaudited)
Sales and revenues                           $ 14,822,209      $  2,203,993      $    (52,300)         C        $ 16,973,902
                                             ------------      ------------      ------------                   ------------
Cost of sales                                  10,624,474         3,820,978           839,447        A,C,D        15,284,899


Research and development                          337,034           655,416           143,954          A           1,136,404

Selling, general and administrative             5,775,412         1,906,865            20,565          A           7,702,842
                                             ------------      ------------      ------------                   ------------
                                               16,736,920         6,383,259         1,003,966                     24,124,145
Total costs and expenses
                                             ------------      ------------      ------------                   ------------
Loss from operations                           (1,914,711)       (4,179,266)       (7,150,243)
                                                                                                                  (1,056,266)

Interest income (expense), net                     18,433          (426,483)         (250,292)        A,B           (658,342)

Gain on sale of license and fixed assets        4,464,929            50,043              --                        4,514,972
                                             ------------      ------------      ------------                   ------------
Net earnings (loss) before tax                  2,568,651        (4,555,706)       (3,293,613)
                                                                                                                  (1,306,558)

Income tax expense                               (332,000)             --             332,000          E                --
                                             ------------      ------------      ------------                   ------------

Net earnings (loss)                          $  2,236,651      $ (4,555,706)     $   (974,558)                  $ (3,293,613)
                                             ============      ============      ============                   ============




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

                                SPIRE CORPORATION
                   PRO FORMA COMBINED STATEMENT OF OPERATIONS
                    FOR THE THREE-MONTHS ENDED MARCH 31, 2003

                                                Spire           Bandwidth         Pro Forma
                                             Corporation       Semiconductor     Adjustments         Note        Pro Forma
                                             ------------      ------------      ------------       ------      ------------
                                              (Unaudited)       (Unaudited)                                      (Unaudited)
Sales and revenues                           $  2,959,093      $    434,235      $    (14,080)        C         $  3,379,248
                                             ------------      ------------      ------------                   ------------

Cost of sales                                   2,287,068           624,651           207,622       A,C,D          3,119,341

Research and development                           96,097           112,059            35,989         A              244,145

Selling, general and administrative             1,357,066           688,520             5,141         A            2,050,727
                                             ------------      ------------      ------------                   ------------

Total costs and expenses                        3,740,231         1,425,230           248,752                      5,414,213
                                             ------------      ------------      ------------                   ------------

Loss from operations                             (781,138)         (990,995)         (262,832)                    (2,034,965)

Interest income (expense), net                      7,429           (20,129)          (62,984)       A, B            (75,684)

Gain on sale of license and fixed assets             --                --                --                             --
                                             ------------      ------------      ------------                   ------------

Net loss before tax                              (773,709)       (1,011,124)         (325,816)                    (2,110,649)

Income tax expense                                   --                --                --                             --
                                             ------------      ------------      ------------                   ------------

Net loss                                     $   (773,709)     $ (1,011,124)     $   (325,816)                  $ (2,110,649)
                                             ============      ============      ============                   ============














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

                                SPIRE CORPORATION
                NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS
 FOR THE THREE-MONTHS ENDED MARCH 31, 2003 AND THE YEAR ENDED DECEMBER 31, 2002


Note A: Reflects the elimination of the historical depreciation expense of $163,957 for the year ended December 31, 2002 and $40,989 for the three months ended March 31, 2003 on the Hudson New Hampshire building and improvements and the recording of the revised depreciation expense of $678,079 for the year ended December 31, 2002 and $169,520 for the three months ended March 31, 2003 based on the net asset value under the capital lease over the shorter of the 5-year life of the lease or the assets expected useful life and the recording of interest expense of $230,104 for the year ended December 31, 2002 and $53,044 for the three months ended March 31, 2003 associated with the capital lease.

Note B: Reflects interest expense of $20,188 for the year ended December 31, 2002 and $9,940 for the quarter ended March 31, 2003 associated with the forgiveness of the Bedford, Massachusetts operating lease by Spire.

Note C:   Reflects the elimination of the intercompany sales and cost of sales activity between Spire and Bandwidth of $52,300 and $16,976, respectively, for the year ended December 31, 2002 and $14,080 and $6,484, respectively, for the three months ended March 31, 2003.

Note D: Reflects the elimination of $506,820 for the year ended December 31, 2002 and $126,705 for the three months ended March 31, 2003 of the sublease income recorded by Spire received from Bandwidth associated with the Bedford, Massachusetts sublease agreement.

Note E: Reflects the pro forma tax effect of the proposed pro forma adjustments outlined above.











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